UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2010

Coastal Carolina Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	333-152331	33-1206107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2305 Oak Street Myrtle Beach, South Carolina	29577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (843) 839-2265

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2010, Holly L. Schreiber resigned as the Chief Financial Officer of Coastal Carolina Bancshares, Inc. and its wholly owned national bank subsidiary, Coastal Carolina National Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL CAROLINA BANCSHARES, INC.

	By:	/s/ Michael D. Owens
Michael D. Owens
President & Chief Executive Officer

Dated: April 5, 2010

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